Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,868.11
Total Transaction Valuation	20,768,330.82
Total Offset Amount	0.00
Net Fee	$ 2,868.11